Exhibit 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement of AOL Time Warner Inc. on Form S-8 pertaining to the Time Warner 1986 Stock Option Plan, the 1988 Stock Incentive Plan of Time Warner Inc., the Time Warner 1989 Stock Incentive Plan, the Time Warner Inc. 1993 Stock Option Plan, the Time Warner Cable Television Group Stock Incentive Plan, the Time Warner Corporate Group Stock Incentive Plan, the Time Warner Filmed Entertainment Group Stock Incentive Plan, the Time Warner Music Group Stock Incentive Plan, the Time Warner Programming Group Stock Incentive Plan, the Time Warner Publishing Group Stock Incentive Plan, the Turner Broadcasting System, Inc. 1988 Stock Option Plan, the Turner Broadcasting System, Inc. 1993 Stock Option and Equity-Based Award Plan, the New Line Cinema Corporation 1986, 1990 and 1991 Stock Option Plans, the Africana.com, Inc. 1999 Stock Incentive Plan, and the New Line Cinema Corporation Nonqualified Stock Option Agreements of our report dated July 20, 2000, with respect to the consolidated financial statements of America Online, Inc. included in its Annual Report (Form 10-K) for the year ended June 30, 2000, filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP

McLean, Virginia
January 8, 2001


                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement of AOL Time Warner Inc. on Form S-8 pertaining to the Time Warner 1986 Stock Option Plan, the 1988 Stock Incentive Plan of Time Warner Inc., the Time Warner 1989 Stock Incentive Plan, the Time Warner Inc. 1993 Stock Option Plan, the Time Warner Cable Television Group Stock Incentive Plan, the Time Warner Corporate Group Stock Incentive Plan, the Time Warner Filmed Entertainment Group Stock Incentive Plan, the Time Warner Music Group Stock Incentive Plan, the Time Warner Programming Group Stock Incentive Plan, the Time Warner Publishing Group Stock Incentive Plan, the Turner Broadcasting System, Inc. 1988 Stock Option Plan, the Turner Broadcasting System, Inc. 1993 Stock Option and Equity-Based Award Plan, the New Line Cinema Corporation 1986, 1990 and 1991 Stock Option Plans, the Africana.com, Inc. 1999 Stock Incentive Plan, and the New Line Cinema Corporation Nonqualified Stock Option Agreements of our reports dated February 2, 2000, with respect to the consolidated financial statements, schedule and supplementary information of Time Warner Inc. ("Time Warner") and the consolidated financial statements and schedule of Time Warner Entertainment Company, L.P., included in Time Warner's Annual Report on Form 10-K, as amended, for the year ended December 31, 1999, filed with the Securities and Exchange Commission.

                                                           /s/ Ernst & Young LLP

New York, New York
January 8, 2001